Exhibit 10.80

AMENDMENT NO. 5 TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT AND CONSENT

THIS AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT dated as of December 8, 2021 (this “Amendment”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), Diodes Holdings UK Limited, a company incorporated and registered under the laws of England and Wales with registration number 06475363 (the “Foreign Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as subsidiary guarantors (the “Subsidiary Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Domestic Borrower, the Foreign Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of May 29, 2020 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 21, 2020, as modified by that certain Consent Agreement with Respect to Second Amended and Restated Credit Agreement and Foreign Security Agreements dated as of November 2, 2020, as amended by the Consent and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of November 17, 2020, as modified by the Joinder Agreement dated as of November 30, 2020, as amended by the Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of March 4, 2021 and as amended by the Amendment No. 4 to Second Amended and Restated Credit Agreement, Consent and Release dated as of November 15, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Domestic Borrower has advised the Administrative Agent and the Lenders that the Domestic Borrower, indirectly acting either through the Foreign Borrower or through Diodes Investment Taiwan Co., Ltd., a wholly-owned indirect Subsidiary presently being created as a company organized under the laws of Taiwan (“Diodes Investment Taiwan”), intends to launch a stock tender offer under the laws of Taiwan to acquire at least 51% of the outstanding Equity Interests in a publicly traded corporation organized under the laws of Taiwan, the further details of which have been separately disclosed to the Administrative Agent and the Lenders (such Person, the “Target,” and the foregoing proposed tender offer, the “Target Tender.”) The terms of the Target Tender, including the aggregate consideration to be paid for such Acquisition, have been separately disclosed to the Administrative Agent and the Lenders.

The Domestic Borrower has also advised the Administrative Agent and the Lenders that should the Target Tender be successful, the Domestic Borrower will have indirectly acquired at least 51% of the Equity Interests of the Target, but less than 100% of such Equity Interests (such Acquisition, the “Taiwanese Target Acquisition”), and accordingly the Target would be a majority owned direct Subsidiary of either the Foreign Borrower or of Diodes Investment Taiwan and a majority owned indirect Subsidiary of the Domestic Borrower.

The Domestic Borrower has also advised the Administrative Agent that the Taiwanese Target Acquisition will satisfy each of the requirements of Section 7.03(g) of the Credit Agreement, other than (a) the requirement in the introductory clause thereof that any Acquisition of equity interests permitted thereunder be for the purchase or other acquisition of all of the Equity Interests in a Person (the “Ownership Requirement”), and (b) the liquidity requirement set forth in Section 7.03(g)(iv)(C) (the “Liquidity

Requirement”), and anticipates that the Taiwanese Target Acquisition will be otherwise permitted under the Credit Agreement.

The Loan Parties have requested that, notwithstanding the Ownership Requirement and Liquidity Requirement set forth in Section 7.03(g) (Investments) of the Credit Agreement, subject to the satisfaction of each of the other requirements set forth in Section 7.03(g), the Administrative Agent and the Lenders consent to the Taiwanese Target Acquisition.

The Domestic Borrower has also advised the Administrative Agent that in the event the formation of Diodes Investment Taiwan is complete under the laws of Taiwan in advance of the consummation of the Taiwanese Target Acquisition, the Taiwanese Target Acquisition may be consummated by Diodes Investment Taiwan (rather than the Foreign Borrower), with the Target becoming a majority owned direct Subsidiary of Diodes Investment Taiwan. In such event, the purchase price for the Taiwanese Target Acquisition will be financed by a contribution from the Foreign Borrower to Diodes Investment Taiwan in an amount equal to such purchase price (the “Diodes Taiwan Investment”). The full amount of the Diodes Taiwan Investment would be used by Diodes Investment Taiwan solely to fund the Taiwanese Target Acquisition.

The Loan Parties have requested that, notwithstanding the limitations set forth in Section 7.03 (Investments) of the Credit Agreement with respect to Investments made by Loan Parties in wholly owned Subsidiaries that are not Loan Parties, the Administrative Agent and the Lenders consent to the Diodes Taiwan Investment.

The Domestic Borrower has also advised the Administrative Agent and the Lenders that on or before March 31, 2022, the Domestic Borrower, either directly or indirectly acting through a wholly-owned Domestic Subsidiary, intends to acquire certain wafer division assets for the aggregate consideration of not greater than $75,000,000 (such Acquisition, the “Asset Purchase Acquisition”). The terms of the Asset Purchase Acquisition been separately disclosed to the Administrative Agent and the Lenders.

The Domestic Borrower has also advised the Administrative Agent that the Asset Purchase Acquisition will satisfy each of the requirements of Section 7.03(g) of the Credit Agreement, other than (a) the requirement in the introductory clause thereof that any Acquisition of assets permitted thereunder be for the purchase or other acquisition of all or substantially all of the property of a Person (the “Asset Requirement”), and (b) the Liquidity Requirement, and anticipates that the Asset Purchase Acquisition will be otherwise permitted under the Credit Agreement.

The Loan Parties have requested that, notwithstanding the Asset Requirement and the Liquidity Requirement set forth in Section 7.03(g) (Investments) of the Credit Agreement, subject to the satisfaction of each of the other requirements set forth in Section 7.03(g), the Administrative Agent and the Lenders consent to the Asset Purchase Acquisition.

The Loan Parties have further requested that the Administrative Agent and the Lenders agree to amend certain other provisions of the Credit Agreement as provided herein.

Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders have agreed to grant such requests of the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.
Consents.
a.
Subject to the terms and conditions hereof, including, without limitation, the satisfaction of the conditions precedent in Section 4 and the terms of Section 5, and notwithstanding the Ownership Requirement and the Liquidity Requirement in Section 7.03(g) of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the Taiwanese Target Acquisition, and the Administrative Agent and the Lenders also hereby acknowledge and agree that the Taiwanese Target Acquisition shall be deemed to be a “Permitted Acquisition” under the Credit Agreement (collectively, the “Taiwanese Consent”); provided that, the Taiwanese Target Acquisition shall, at the time of consummation, satisfy the requirements of Section 7.03(g) other than the Ownership Requirement and the Liquidity Requirement.

(b) Subject to the terms and conditions hereof, including, without limitation, the satisfaction of the conditions precedent in Section 4 and the terms of Section 5, and notwithstanding Section 7.03 (Investments) of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the Diodes Taiwan Investment (the “Taiwanese Investment Consent”); provided that, for the avoidance of doubt, the Diodes Taiwan Investment shall not constitute usage of any investment basket set forth in Section 7.03 of the Credit Agreement, but shall constitute a permitted Investment under the Credit Agreement in accordance with the terms of this Amendment.

(c) Subject to the terms and conditions hereof, including, without limitation, the satisfaction of the conditions precedent in Section 4 and the terms of Section 5, and notwithstanding the Asset Requirement and the Liquidity Requirement in Section 7.03(g) of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the Asset Purchase Acquisition, and the Administrative Agent and the Lenders also hereby acknowledge and agree that the Asset Purchase Acquisition shall be deemed to be a “Permitted Acquisition” under the Credit Agreement (collectively, the “Asset Purchase Consent,” and together with the Taiwanese Consent and the Taiwanese Investment Consent, the “Consent”); provided that, the Asset Purchase Acquisition shall, at the time of consummation, satisfy the requirements of Section 7.03(g) other than the Asset Requirement and the Liquidity Requirement.

(d) This Consent is limited to the matters expressly set forth above and all terms and conditions of the Credit Agreement and the other Loan Documents shall stand and remain unchanged and in full force and effect, except as agreed by this Consent, and each Credit Party acknowledges and agrees that it shall comply with all such terms and conditions except as waived herein.

3.
Amendment. Subject to the terms and conditions hereof, on the Amendment Effective Date, Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by amending and restating the definition of “Letter of Credit Sublimit” in its entirety as follows:

““Letter of Credit Sublimit” means an amount equal to the lesser of (a) $60,000,000 and (b) the Revolving Credit Facility. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.”

4.
Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions precedent (the date on which all such conditions precedent are satisfied (or waived), the “Amendment Effective Date”):

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g., “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified:

i.
counterparts to this Amendment executed by the Borrowers, the Guarantors, each of the Required Lenders and the Administrative Agent; and
ii.
such other assurances, certificates, documents, filings, information, consents or opinions as the Administrative Agent, the L/C Issuer, the Swingline Lender or the Lenders reasonably may require.

(b) Upon the reasonable request of any Lender made prior to the Amendment Effective Date, the Loan Parties shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, and any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have provided, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.

(c) The Loan Parties shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) prior to or on the Amendment Effective Date.

Without limiting the generality of the provisions of Section 11.01 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

5.
Effect of this Amendment. Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment (including, without limitation, the Consent) shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Loan Parties from any other term or requirement of the Credit Agreement. References in this Amendment to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6.
Representations and Warranties/No Default. By their execution hereof, each Loan Party hereby represents and warrants as follows:
a.
Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Amendment and each other document executed in connection herewith to which it is a party.
b.
This Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
c.
Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof and on the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
d.
No Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Amendment and the transactions contemplated hereby.
e.
No Loan Party is an Affected Financial Institution.
7.
Reaffirmations. As of the Amendment Effective Date, each Loan Party:
a.
agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and its obligations thereunder are hereby ratified and confirmed;
b.
affirms that each of the guarantees made pursuant to the Loan Documents (including, without limitation, the Guaranty and the Foreign Security Agreements listed on Schedule A attached hereto) are valid and subsisting and continue in full force and effect upon the Amendment Effective Date to secure the Obligations, Foreign Obligations and Secured Obligations (as defined in each applicable Loan Document), as applicable, and agrees that this Amendment and all documents executed in connection therewith do not operate to reduce or discharge its obligations under the Loan Documents and shall in no manner otherwise impair or otherwise adversely affect any of the guarantees made in or pursuant to the Loan Documents to which it is party;
c.
affirms that each of the Liens and pledges granted in or pursuant to the Loan Documents (including, without limitation, the Foreign Security Agreements listed on Schedule A attached hereto and the other Collateral Documents) to which it is party are valid and subsisting and continue in full force and effect upon the Amendment Effective Date to secure the Obligations, Foreign Obligations and Secured Obligations (as defined in each applicable Loan Document), as applicable, and agrees that this

Amendment and all documents executed in connection therewith do not operate to reduce or discharge its obligations under the Loan Documents and shall in no manner otherwise impair or otherwise adversely affect any of the Liens and pledges granted in or pursuant to the Loan Documents to which it is party; and
d.
agrees to, and agrees to cause each of its respective Subsidiaries to, execute any and all further documents, amendments, agreements and instruments, and to take all such further actions as the Administrative Agent may reasonably request, to effectuate the transactions contemplated by the Credit Agreement, or the other Loan Documents (including, without limitation, the Foreign Security Agreements and the other Collateral Documents) to which it is party and to preserve each of the guarantees made pursuant to the Loan Documents and grant, preserve, protect or perfect the Liens and security interests created by the Collateral Documents or the validity or priority of such Lien.
8.
Schedules. Promptly following the consummation of the Taiwanese Target Acquisition, but in no event later than 30 days following such consummation, the Domestic Borrower shall deliver to the Administrative Agent an updated Schedule 5.08(e) (Existing Investments) and Schedule 5.13 (Subsidiaries; Other Equity Investments) of the Credit Agreement, in each case reflecting the Taiwanese Target Acquisition. Promptly following the consummation of the Asset Purchase Acquisition, but in no event later than 30 days following such consummation, the Domestic Borrower shall deliver to the Administrative Agent an updated Schedule 5.08(c) (Owned Real Property) of the Credit Agreement reflecting the Asset Purchase Acquisition.
9.
Miscellaneous
a.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
b.
Loan Document. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
c.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
d.
Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
e.
Entirety. This Amendment, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By: /s/ Brett Whitmire

Name: Brett Whitmire

Title: CFO

FOREIGN BORROWER:

DIODES HOLDINGS UK LIMITED

By: /s/ Brett Whitmire

Name: Brett Whitmire

Title: Director

Signature Page to Amendment No. 5 to Second A&R Credit Agreement and Consent

Diodes Incorporated

SUBSIDIARY GUARANTORS:

DIODES ZETEX LIMITED

By: /s/ Brett Whitmire

Name: Brett Whitmire

Title: Director

Diodes Technologies Taiwan Co., Ltd.

By: /s/ Gary Yu

Name: Gary Yu ______

Title: Director

Signature Page to Amendment No. 5 to Second A&R Credit Agreement and Consent

Diodes Incorporated

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Ronaldo Naval

Name: Ronaldo Naval

Title: Vice President

Signature Page to Amendment No. 5 to Second A&R Credit Agreement and Consent

Diodes Incorporated

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By: /s/ Adam Rose

Name: Adam Rose

Title: SVP

Signature Page to Amendment No. 5 to Second A&R Credit Agreement and Consent

Diodes Incorporated

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ R. Ruining Nguyen

Name: R. Ruining Nguyen

Title: Senior Vice President

Signature Page to Amendment No. 5 to Second A&R Credit Agreement and Consent

Diodes Incorporated

CITIBANK, N.A.,

as a Lender

By: /s/ Stuart Darby

Name: Stuart Darby

Title: Director

Signature Page to Amendment No. 5 to Second A&R Credit Agreement and Consent

Diodes Incorporated

REGIONS BANK,

as a Lender

By: /s/ Derek Miller

Name: Derek Miller

Title: Director

Signature Page to Amendment No. 5 to Second A&R Credit Agreement and Consent

Diodes Incorporated

COMERICA BANK,

as a Lender

By: /s/ John Smithson

Name: John Smithson

Title: Vice President

SILICON VALLEY BANK,

as a Lender

By: /s/ Will Deevy

Name: Will Deevy

Title: Managing Director

HSBC BANK USA, N.A.,

as a Lender

By: /s/ Jay Fort

Name: Jay Fort

Title: Senior Vice President

SCHEDULE A

FOREIGN SECURITY AGREEMENTS

1.
Charge Over Shares dated as of December 31, 2020 between Diodes Incorporated and Bank of America, N.A., as Administrative Agent and Security Trustee, with respect to shares in Diodes Holdings UK Limited.
2.
Composite Debenture dated as of December 31, 2020 between Diodes Holdings UK Limited, Diodes Zetex Limited and Bank of America, N.A., as Administrative Agent and Security Trustee.
3.
Deed of Guarantee dated as of December 31, 2020 between Diodes Holdings UK Limited, Diodes Zetex Limited and Bank of America, N.A., as Administrative Agent.
4.
Share Charge dated as of December 31, 2020 made by Diodes Holdings UK Limited in favor of Bank of America, N.A., as Administrative Agent, with respect to 100% of the entire issued capital of Diodes Hong Kong Limited.
5.
Composite Debenture dated as of May 29, 2020 between Diodes Holdings UK Limited, Diodes Zetex Limited and Bank of America, N.A., as Administrative Agent and Security Trustee.
6.
Deed of Guarantee dated as of May 29, 2020 between Diodes Holdings UK Limited, Diodes Zetex Limited and Bank of America, N.A., as Administrative Agent.
7.
Share Pledge Agreement dated as of December 28, 2020 between Diodes Technologies Taiwan Co., Ltd. and Bank of America, N.A. with respect to the shares of Lite-On Semiconductor Corporation.